Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		JP Morgan Investment Management,
Inc.


Name of Issuer  		Discovery Communications, LLC

Title of Security		Discovery Communications, LLC
4.95% 2042

Date of First Offering		05/10/12

Amount of Total Offering		500,000,000

Unit Price		$99.23

Underwriting Spread or Commission		0.88

Maturity Date                     05/15/42

Total Par Value of Bonds Purchased       20,000

Dollar Amount of Purchases		NA

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.004%
by Portfolio

Percentage of Portfolio Assets		0.013%
Applied to Purchase

Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		BofA Merrill Lynch


Underwriting Syndicate Members		N/A














Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		JP Morgan Investment Management,
Inc.


Name of Issuer  		United Technologies Corp.

Title of Security		United Technologies Corp. 4.50%
2042

Date of First Offering		05/24/12

Amount of Total Offering		3,500,000,000

Unit Price		$98.77

Underwriting Spread or Commission		0.88

Maturity Date                     06/01/42

Total Par Value of Bonds Purchased       95,000

Dollar Amount of Purchases		NA

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0027%
by Portfolio

Percentage of Portfolio Assets		0.0615%
Applied to Purchase

Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		HSBC Securities


Underwriting Syndicate Members		N/A









Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		JP Morgan Investment Management,
Inc.


Name of Issuer  	             Kraft Foods Group, Inc.

Title of Security		 Kraft Foods Group, Inc 1.63% 2015

Date of First Offering		05/30/12

Amount of Total Offering		1,000,000,000

Unit Price		$99.74

Underwriting Spread or Commission		0.25

Maturity Date                                    06/14/15

Total Par Value of Bonds Purchased       85,000

Dollar Amount of Purchases		N/A

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0085%
by Portfolio

Percentage of Portfolio Assets		0.0556%
Applied to Purchase

Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		Barclay's Capital, Inc.


Underwriting Syndicate Members		N/A











Name of Registrant:		Sun America Series Trust

Name of Portfolio:		Balanced

Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		BAT International Finance PLC

Title of Security		BAT International Finance PLC
1.40% 2015


Date of First Offering		05/31/12


Amount of Total Offering		$900,000,000


Unit Price		$99.06

Underwriting Spread or Commission		$0.45


Maturity Date		06/05/15


Total Par Value of Bonds Purchased		$70,000


Dollar Amount of Purchases		N/A


Years of Continuous Operation		3+


Percentage of Offering Purchased		0.0077%

by Portfolio

Percentage of Portfolio Assets		0.0454%

Applied to Purchase


Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		Deutsche Bank
Securities
Securities

Underwriting Syndicate Members		N/A










Name of Registrant:		Sun America Series Trust

Name of Portfolio:		Balanced

Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.



Name of Issuer  		Apache Corp.


Title of Security		Apache Corp 4.75% 2043


Date of First Offering		04/03/12


Amount of Total Offering		$1,500,000,000


Unit Price		$99.73

Maturity Date		04/15/43


Underwriting Spread or Commission		$0.88


Total Par Value of Bonds Purchased		$95,000


Dollar Amount of Purchases		N/A


Years of Continuous Operation		3+


Percentage of Offering Purchased		0.0063%

by Portfolio

Percentage of Portfolio Assets		0.0607%

Applied to Purchase


Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		Goldman Sachs and
Company

Underwriting Syndicate Members		N/A








Name of Registrant:		Sun America Series Trust

Name of Portfolio:		Balanced

Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.



Name of Issuer  		Lowe's Companies, Inc.


Title of Security		Lowe's Companies, Inc. 3.12% 2022


Date of First Offering		04/16/12


Amount of Total Offering		$750,000,000


Unit Price		$99.96

Maturity Date		04/15/22


Underwriting Spread or Commission		$0.45


Total Par Value of Bonds Purchased		$45,000


Dollar Amount of Purchases		N/A


Years of Continuous Operation		3+


Percentage of Offering Purchased		0.0060%

by Portfolio

Percentage of Portfolio Assets		0.0288%

Applied to Purchase


Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		Wells Fargo Advisors


Underwriting Syndicate Members		N/A










Name of Registrant:		Sun America Series Trust

Name of Portfolio:		Balanced

Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.



Name of Issuer  		Lowe's Companies, Inc.


Title of Security		Lowe's Companies, Inc. 4.65% 2042


Date of First Offering		04/16/12


Amount of Total Offering		$750,000,000


Unit Price		$99.58

Maturity Date		04/15/42


Underwriting Spread or Commission		$0.88


Total Par Value of Bonds Purchased		$60,000


Dollar Amount of Purchases		N/A


Years of Continuous Operation		3+


Percentage of Offering Purchased		0.0080%

by Portfolio

Percentage of Portfolio Assets		0.0383%

Applied to Purchase


Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		US Bancorp
Investments

Underwriting Syndicate Members		N/A




Name of Registrant:		Sun America Series Trust

Name of Portfolio:		Balanced

Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.



Name of Issuer  		Hartford Financial Services Group,
Inc.

Title of Security		Hartford Financial Services Group,
Inc. 5.13% 2022


Date of First Offering		04/02/12


Amount of Total Offering		$800,000,000


Unit Price		$99.46

Maturity Date		04/15/22


Underwriting Spread or Commission		$0.65


Total Par Value of Bonds Purchased		$45,000


Dollar Amount of Purchases		N/A


Years of Continuous Operation		3+


Percentage of Offering Purchased		0.0056%

by Portfolio

Percentage of Portfolio Assets		0.0287%

Applied to Purchase


Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		Goldman Sachs and
Company

Underwriting Syndicate Members		N/A








Name of Registrant:		Sun America Series Trust

Name of Portfolio:		Balanced

Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.



Name of Issuer  		Deere & Co.


Title of Security		Deere & Co. 3.90% 2042


Date of First Offering		06/05/12


Amount of Total Offering		$1,250,000,000


Unit Price		$99.27

Maturity Date		06/09/42


Underwriting Spread or Commission		$0.88


Total Par Value of Bonds Purchased		$65,000


Dollar Amount of Purchases		N/A


Years of Continuous Operation		3+


Percentage of Offering Purchased		0.0052%

by Portfolio

Percentage of Portfolio Assets		0.0403%

Applied to Purchase


Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		BofA Merrill Lynch


Underwriting Syndicate Members		N/A

Underwriting Syndicate Members		N/A






Name of Registrant:		Sun America Series Trust

Name of Portfolio:		Balanced

Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.



Name of Issuer  		Petroleos Mexicanos


Title of Security		Petroleos Mexicanos  5.50% 2044


Date of First Offering		06/19/12


Amount of Total Offering		$1,750,000,000


Unit Price		$99.55

Maturity Date		06/27/44


Underwriting Spread or Commission		$0.25


Total Par Value of Bonds Purchased		$140,000


Dollar Amount of Purchases		N/A


Years of Continuous Operation		3+


Percentage of Offering Purchased		0.0080%

by Portfolio

Percentage of Portfolio Assets		0.087%

Applied to Purchase


Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		Barclay's Bank PLC


Underwriting Syndicate Members		N/A







Name of Registrant:		Sun America Series Trust

Name of Portfolio:		Balanced
Name of Sub Advisor		JP Morgan Investment, Inc


Name of Issuer  	            Facebook, Inc.

Title of Security		Facebook, Inc.


Date of First Offering		05/17/12


Amount of Total Offering	$16,006,877,370


Unit Price		$38.00

Underwriting Spread or Commission		$41.80



Number of Shares Purchased		$91,200

Dollar Amount of Purchases		$1,148,900

Years of Continuous Operation		3+


Percentage of Offering Purchased		0.0006%

by Portfolio

Percentage of Portfolio Assets		0.0598%

Applied to Purchase


Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		Morgan Stanley and
Company LLC

Underwriting Syndicate Members		N/A





Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		JP Morgan Investment, Inc

Name of Issuer  		HSBC USA, Inc.

Title of Security		HSBC USA, Inc.

Date of First Offering		02/08/12

Amount of Total Offering	$1,496,805,000

Unit Price		$99.79

Underwriting Spread or Commission		$0.25



Number of Shares Purchased		$229,510

Dollar Amount of Purchases		$230,000

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.02%
by Portfolio

Percentage of Portfolio Assets		0.15%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		HSBC Securities

Underwriting Syndicate Members		N/A



Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		JP Morgan Investment, Inc.

Name of Issuer  		Limited Partnership and Ventas Capital Corp.


Title of Security		Limited Partnership and Ventas Capital Corp

Date of First Offering		02/01/12

Amount of Total Offering	$595,284,000

Unit Price		$99.21

Underwriting Spread or Commission		$0.65



Number of Shares Purchased		$55,000

Dollar Amount of Purchases		$54,568

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.01%
by Portfolio

Percentage of Portfolio Assets		0.04%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		BofA Merrill Lynch

Underwriting Syndicate Members		N/A



Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		JP Morgan Investment Management, Inc.


Name of Issuer  		Holdings LLC and DirectTV Financing Co.

Title of Security		Holdings LLC and DirectTV Financing Co.


Date of First Offering		03/05/12

Amount of Total Offering	$1,247,512,500

Unit Price		$99.80

Underwriting Spread or Commission		$0.88



Number of Shares Purchased		$60,000

Dollar Amount of Purchases		$59,881

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.005%
by Portfolio

Percentage of Portfolio Assets		0.04%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		RBS Securities, Inc.

Underwriting Syndicate Members		N/A



Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		JP Morgan Investment Management, Inc


Name of Issuer  		Phillips 66

Title of Security		Phillips 66

Date of First Offering		03/07/12

Amount of Total Offering	$1,995,260,000

Unit Price		$99.76

Underwriting Spread or Commission		$0.55



Number of Shares Purchased		$100,000

Dollar Amount of Purchases		$99,763

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.01%
by Portfolio

Percentage of Portfolio Assets		0.06%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Citigroup Global Markets

Underwriting Syndicate Members		N/A


Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		JP Morgan Investment Management, Inc


Name of Issuer  		Canadian Oil Sands Trust

Title of Security		Canadian Oil Sands Trust

Date of First Offering		03/26/12

Amount of Total Offering	$298,305,000

Unit Price		$99.44

Underwriting Spread or Commission		$0.88



Number of Shares Purchased		$40,000

Dollar Amount of Purchases		$39,774

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.01%
by Portfolio

Percentage of Portfolio Assets		0.03%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		BofA Merrill Lynch

Underwriting Syndicate Members		N/A


Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		JP Morgan Investment Management, Inc


Name of Issuer  		Plains All American Pipeline LP

Title of Security		Plains All American Pipeline LP

Date of First Offering		03/13/12

Amount of Total Offering	$498,775,000

Unit Price		$99.76

Underwriting Spread or Commission		$0.880



Number of Shares Purchased		$40,000

Dollar Amount of Purchases		$39,902

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.01%
by Portfolio

Percentage of Portfolio Assets		0.03%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		BofA Merrill Lynch

Underwriting Syndicate Members		N/A











Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Growth-Income
Name of Sub Advisor		JP Morgan Investment Management, Inc


Name of Issuer  		Dunkin' Brands Group, Inc.

Title of Security		Dunkin' Brands Group, Inc.

Date of First Offering		03/30/12

Amount of Total Offering	$778,800,000

Unit Price		$29.50

Underwriting Spread or Commission		$1.03



Number of Shares Purchased		$12,300

Dollar Amount of Purchases		$362,850

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.05%
by Portfolio

Percentage of Portfolio Assets		0.95%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		BofA Merrill Lynch

Underwriting Syndicate Members		N/A











Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Growth-Income
Name of Sub Advisor		JP Morgan Investment Management, Inc


Name of Issuer  		Dunkin' Brands Group, Inc.

Title of Security		Dunkin' Brands Group, Inc.

Date of First Offering		03/30/12

Amount of Total Offering	$778,800,000

Unit Price		$29.50

Underwriting Spread or Commission		$1.03



Number of Shares Purchased		$12,300

Dollar Amount of Purchases		$362,850

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.05%
by Portfolio

Percentage of Portfolio Assets		0.42%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		BofA Merrill Lynch

Underwriting Syndicate Members		N/A










Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Aggressive Growth
Name of Sub Advisor		Wells Capital Management

Name of Issuer  		Ulta Salon Cosmetics & Fragrance

Title of Security		Ulta Salon Cosmetics & Fragrance

Date of First Offering		05/10/12

Amount of Total Offering	$588,000,000

Unit Price		$84.00

Underwriting Spread or Commission		$2.94



Number of Shares Purchased		$3,180

Dollar Amount of Purchases		$267,120

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.045%
by Portfolio

Percentage of Portfolio Assets		0.35%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		JP Morgan

Underwriting Syndicate Members		N/A



Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Fundamental Growth
Name of Sub Advisor		Wells Capital Management

Name of Issuer  		Facebook, Inc.

Title of Security		Facebook, Inc.

Date of First Offering		05/17/12

Amount of Total Offering	$16,006,877,370

Unit Price		$38.00

Underwriting Spread or Commission		$0.418



Number of Shares Purchased		$29,880

Dollar Amount of Purchases		$1,135,440

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.007%
by Portfolio

Percentage of Portfolio Assets		0.82%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Morgan Stanley

Underwriting Syndicate Members		N/A



Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Fundamental Growth
Name of Sub Advisor		Wells Capital Management

Name of Issuer  		Dollar General Corp. (DG)

Title of Security		Dollar General Corp. (DG)

Date of First Offering		06/06/12

Amount of Total Offering	$1,402,500,000

Unit Price		$46.75

Underwriting Spread or Commission		$1.519



Number of Shares Purchased		$7,320

Dollar Amount of Purchases		$342,210

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.024%
by Portfolio

Percentage of Portfolio Assets		0.24%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Citigroup

Underwriting Syndicate Members		N/A